                                                                   EXHIBIT 10.26

                                                                  [PRAXAIR LOGO]


CONFIDENTIAL TREATMENT REQUESTED
UNDER C.F.R. SECTIONS
200.80(b)(4), 200.83 and 230.406

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION




PRODUCT SUPPLY AGREEMENT

      THIS AGREEMENT numbered 720940 and dated July 31, 2002, is made by and between PRAXAIR, INC., a Delaware corporation, having an office at 39 Old Ridgebury Road, Danbury, Connecticut 06810-5113 (hereinafter called "Seller") and Republic Engineered Products LLC an Ohio corporation, having an office at 3770 Embassy Parkway, Akron, Ohio 44333 (hereinafter called "Buyer").

                              W I T N E S S E T H:

      In consideration of the mutual promises contained herein, the parties intending to be legally bound agree as follows:

1. DEFINITIONS

      In this Agreement, the terms "Address," "Basic Term," "Buyer's Location," "Cylinders," "Prices," "Product," "Seller's Shipping Point," "Specifications" and "Supply System" will have the respective meanings set forth in the Rider(s) duly executed by the parties and made a part hereof. The term "First Delivery" means the date on which Seller first delivers Product to Buyer, which date will in no event be earlier than the date on which Buyer is no longer obligated to purchase Product for Buyer's Location under the terms of any other contract. In addition to the meaning of the term "Supply System" set forth in the Rider(s), the term "Supply System" means a system located at Buyer's Location which is owned and maintained by Seller for the supply of Product to Buyer hereunder and which may be comprised of air separation facilities, Product generating systems, storage units, vaporizers, piping, controls and other equipment, devices and/or instrumentation as deemed appropriate by Seller.

2. REQUIREMENTS

      [****]

3. PRICES AND PAYMENT

      Seller will invoice Buyer by Seller's standard billing methods and Buyer will pay Seller the Prices, charges and surcharges for Product, equipment or services supplied hereunder. If Seller provides Buyer with product(s), equipment or services not specifically covered by any Rider, the prices, charges and surcharges as are set forth in Seller's schedule for such product(s), equipment or services will apply, any such product(s) will meet industry standards for purposes of Article 6 and any such product(s), equipment or services will be deemed to be supplied pursuant to the terms and conditions of this Agreement. In addition, Buyer will pay or reimburse for any sales, property, use, excise or other tax now or hereafter imposed by reason of any sale, delivery or furnishing of any Product, equipment or services hereunder. Terms of payment will be net [****] days following date of invoice. At Seller's request, and subject to Buyer's ability to do so, Seller and Buyer will utilize Electronic Data Interchange for invoicing and paying of invoices. If Buyer fails to make timely payment in accordance with the terms of this Agreement, or its financial responsibility becomes otherwise impaired, Seller reserves the right, among other remedies, to refuse to supply Product except for receipt of cash with order and/or payment in full of all outstanding charges, and/or assess and collect from Buyer a monthly late charge on any delinquent balance equal to the lesser of [****] percent ([****]%) per annum or the maximum charge permitted by law, and/or enter Buyer's premises and remove any

Supply System, Cylinders or other Seller's equipment located thereat with or without notice of legal process, and/or terminate this Agreement or any Rider. If any action is required to collect Buyer's delinquent account, recover any Cylinders or otherwise enforce the terms and conditions of this Agreement, Buyer will pay Seller all fees and costs of such collection, recovery or enforcement including, without limitation, legal fees.

4. DELIVERY

      Seller will deliver to Buyer Buyer's requirements for Product in accordance with the terms of this Agreement. Product in Cylinders will be delivered F.O.B. point of shipment. At Seller's request, Buyer will provide to Seller information relating to Buyer's pattern of use of Product from each Supply System. Seller may anticipate Buyer's requirements for Product and deliver Product at such times as are consistent with Seller's delivery schedule. The delivery of Product by Seller will constitute Buyer's purchase thereof, and the quantities delivered will be measured by Seller by the method it regularly uses for the type of delivery made. Buyer grants to Seller the right of twenty-four (24) hour access to each Supply System site, and if (a) Buyer fails to grant such access, or (b) Seller is unable to deliver Product (i) from Seller's Shipping Point or (ii) to deliver Product at any time consistent with Seller's delivery schedule or otherwise in accordance with the terms of this Agreement due to any act or omission of Buyer, Buyer will pay Seller any applicable delivery charge set forth in Seller's delivery option charge schedule. If Seller is requested by Buyer and is able to make deliveries during a strike or other concerted acts of workers affecting Buyer, then such deliveries will be made at Buyer's sole risk and, notwithstanding anything in this Agreement to the contrary, Buyer hereby indemnifies and holds harmless Seller from and against all costs (including legal fees), damages, liabilities or claims arising out of any such deliveries. In addition, Seller reserves the right to request, in its sole discretion, that Buyer provide qualified personnel to deliver Product to any Supply System affected by such strike or concerted acts, and Buyer will provide such personnel.

5. SUPPLY SYSTEMS AND SUPPLY SYSTEM SITES

      Buyer, at its expense, will provide a suitable site for each Supply System free from any underground or overhead obstructions and with access either by road or railroad siding as mutually agreed upon by the parties, construct a suitable foundation for each Supply System as specified by Seller, install fencing adequate to prevent tampering, install isolation barriers as required, obtain any necessary permits and licenses for each Supply System, install and maintain a properly designed system for the distribution of Product from each Supply System to Buyer's points of use, and furnish utilities as required by Seller in connection with each Supply System, such as electric power, lighting, telephone lines, water and/or steam, and the facilities to deliver such utilities to the point(s) on each Supply System site designated by Seller. Each Supply System site furnished by Buyer hereunder will be free from toxic and hazardous materials which would prevent or increase the cost of the installation or operation of the Supply System, or which would cause injury or death of Seller's employees or any other persons on or at the Supply System site, or which would cause damage to any adjoining property. Notwithstanding anything in this Agreement to the contrary, Buyer hereby indemnifies and holds harmless Seller from and against any and all claims, liabilities, costs (including legal fees), expenses, damages, penalties and fines that result from any toxic or hazardous materials now or hereafter in, on or under the Supply System site and do not occur or result directly from Seller's performance pursuant to this

Agreement. If subsequent to the date of this Agreement any new local, state or federal law, rule or regulation requires modification to any Supply System or Supply System site, or any additional permits, licenses or rights are required, any costs associated with performing such modifications or obtaining such permits. licenses or rights will be borne by Buyer. If any Supply System or Cylinder is damaged by Buyer, its agents, employees, contractors or invitees, the cost of repairing such Supply System or Cylinder will be borne by Buyer. Buyer will prevent persons other than those authorized by Seller from entering any Supply System site, delaying delivery of Product, or altering, repairing, adjusting or otherwise tampering with any Supply System or Cylinder.

      Seller will install each Supply System and make the connection to Buyer's Product distribution system. The costs associated with installing each Supply System and connecting it to Buyer's Product distribution system, including, without limitation, transportation and rigging costs, will be borne by the party specified in the Rider. Seller will not be responsible for connecting any Cylinder to Buyer's Product distribution system. Seller will, at Buyer's expense, remove each Supply System within a reasonable time after the termination of this Agreement with respect to the Rider covering such Supply System. Seller may at its expense remove any Supply System or part thereof, and replace it with another Supply System or part thereof, as Seller may deem appropriate for the supply of Buyer's requirements. Seller will have the right from time to time to shut down each Supply System for such period of time as may be necessary for repairs and maintenance consistent with proper operation. Each Supply System or Cylinder will remain the property of Seller at all times. Buyer will hold harmless Seller from and against liens and claims against each Supply System or Cylinder due to its location on Buyer's premises.

      If Buyer no longer has Product requirements under any Rider for the remainder of the Basic Term of such Rider, Buyer may request Seller to remove any Supply System covered by such Rider, other than a Supply System containing an air separation facility, or a Product generating system, prior to the expiration of such Basic Term. Seller will remove such Supply System provided that (a) Buyer reimburses Seller for any removal expenses relating to such Supply System, and (b) in the event that following the removal of such Supply System Buyer's need for Product resumes at any time within the Basic Term of the Rider covering such Supply System, such Rider will be reinstated, the Basic Term of such Rider will be deemed extended by the number of days that such Supply System was removed from Buyer's Location and Buyer will reimburse Seller for the cost of reinstalling the Supply System. If Seller relocates, modifies or replaces all or part of any Supply System due to a change in Buyer's requirements, method of supply, pressure specifications, Buyer's Location or Buyer's facilities, Seller may charge Buyer the cost of such relocation, modification or replacement, adjust the Monthly Service Charge set forth in the Rider covering such relocated, modified or replaced Supply System, and extend the term of such Rider effective upon First Delivery to or from the relocated, modified or replacement Supply System for a period equal to the Basic Term of such Rider.

      Each Cylinder furnished by Seller will remain the property of Seller at all times. Buyer will return each such Cylinder to Seller in a non-contaminated condition with the cap and any valves and dust plugs tightly closed and with sufficient residual pressure to prevent contamination to the Cylinder. Buyer will pay Seller for cleaning any Cylinder if such Cylinder is contaminated when returned to Seller. Buyer will return each Cylinder to Seller within thirty (30) days following the termination of this Agreement or pay Seller the replacement value thereof. Buyer will maintain records adequate to account for each Cylinder that is furnished to Buyer. On Seller's request, Buyer will make such records available to Seller during normal business hours to enable Seller to audit such records and other pertinent data as may be necessary to locate its Cylinders and to confirm Buyer's records. Buyer will cooperate with Seller to protect, locate and recover each Cylinder furnished to Buyer hereunder. Buyer's obligations under this paragraph will survive the termination of this Agreement.

6. SPECIFICATIONS

      Product delivered hereunder will meet the Specifications. Buyer may reject any Product which does not meet the Specifications and no charge will be made for Product so rejected. Since Buyer may obtain devices which have the capability of testing whether Product meets the Specifications, no claim of any kind with respect to the conformance of Product to the foregoing Specifications, whether or not based on negligence, warranty, strict liability or any other theory of law, will be greater than the price of the quantity of nonconforming Product in respect to which such claim is made. The foregoing constitutes Buyer's exclusive remedy and Seller's sole obligation with respect to any such claim. THERE ARE NO EXPRESS WARRANTIES BY SELLER OTHER THAN THOSE SPECIFIED IN THIS ARTICLE 6. NO WARRANTIES BY SELLER (OTHER THAN WARRANTY OF TITLE AS PROVIDED IN THE UNIFORM COMMERCIAL CODE) WILL BE IMPLIED OR OTHERWISE CREATED UNDER THE UNIFORM COMMERCIAL CODE INCLUDING WITHOUT LIMITATION WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

7. PRICE CHANGES

      Seller will have the right to adjust the Prices by giving Buyer not less than fifteen (15) days prior written notice of the effective date of such adjustment; provided, however, that if said Prices are increased and Buyer, within fifteen (15) days after said notice, furnishes Seller with credible written evidence that Buyer can purchase Product to which such increased Prices apply from a responsible supplier for a specified term in like quantities at lower prices under similar terms and conditions, and Seller, within fifteen (15) days thereafter, does not agree to either meet said lower prices or rescind the notice of increased Prices, Buyer will have the right within ten (10) days thereafter to terminate this Agreement as to the supply of Product for which such lower prices are offered by giving Seller not less than ten (10) days prior written notice. If Buyer exercises such right of termination, the cost of removal of the Supply System used for the supply of such Product will be borne by Buyer. If Seller agrees to meet the lower prices or rescind the notice of increased Prices, Seller may extend the term of the Rider covering such Product for a period equal to the period of the Basic Term of such Rider. Any adjustments made by Seller pursuant to this Article 7 with respect to any Monthly Service Charge or Monthly Rental set forth in the Rider or to surcharges or other charges which arise pursuant to Article 3 will not be subject to the proviso contained in the first sentence of this Article 7.

8. CONTINGENCIES

      Neither party hereto will be liable to the other for default or delay in the performance of any of its obligations hereunder (except any obligation to make payments when due) due to act of God, accident, fire, flood, storm, riot, war, sabotage, explosion, strike, concerted acts of workers, national defense requirements, governmental law, ordinance, rule or regulation, whether valid or invalid, extraordinary equipment failure, inability to obtain electricity or other type of energy, raw or finished material or feedstock from normal sources of supply, labor, equipment or transportation, or any similar or different contingency beyond its reasonable control which would make performance commercially impracticable whether or not the contingency is of the same class as those enumerated above, it being expressly agreed that such enumeration is non-exclusive; provided, however, that neither business downturn nor economic conditions will qualify as a contingency within the meaning of this Article 8. In the event any such contingency affects only a part of Seller's capability to produce and/or deliver Product, Seller will allocate production and/or deliveries among the requirements of all its affected customers and Seller's own requirements in a fair and reasonable manner. Buyer will pay or reimburse Seller for any additional costs incurred relating to the delivery of any Product to Buyer during a contingency. During any period that delivery of Product is interrupted or reduced due to a contingency hereunder, the Basic Term will be extended for a period equal to two (2) times the duration of the contingency.

9. HEALTH, SAFETY AND LIABILITY

      Buyer acknowledges that there are hazards associated with Product, including, without limitation, the storage, use and handling thereof, and Buyer agrees that its personnel concerned with Product are aware of such hazards. Buyer assumes all responsibility for the suitability and the results of using Product alone or in combination with other articles or substances and in any manufacturing, medical, or other process or procedures. Buyer will notify Seller of any hazards and safety procedures at Buyer's Location(s) and Buyer will notify Seller in advance of any anticipated construction, renovation, or change in operations in the area of any Supply System site so that any hazards associated with same can be minimized. Buyer will be responsible for complying with all relevant reporting obligations under all applicable laws, including, without limitation, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11049 [EPCRA, also commonly known as Title III of the Superfund Amendments and Reauthorization Act of 1986 (SARA Title III)], that result from the presence at Buyer's Location(s) of Product supplied under this Agreement. Buyer will warn and protect its employees, independent contractors and others exposed to the hazards posed by Buyer's storage, use and handling of Product. Seller will provide documents to Buyer containing Seller's safety and health information pertaining to Product, including Seller's Material Safety Data Sheet(s), and Buyer will incorporate such information into Buyer's safety program. Seller will not be liable to Buyer for any incidental, consequential, indirect or special damages. Each party hereby indemnifies and holds harmless the other party from any actions, lawsuits, demands, claims, losses, expenses, costs (including legal fees) and damages arising from the injury, illness or death of the indemnifying party's employees in any way related to Product supplied by Seller under this Agreement, whether or not such injury, illness, or death is claimed to have been caused by, resulted from, or was in any way connected with the negligence of the party to be indemnified.

10. CONFIDENTIALITY

      This Agreement, including the Rider(s) and any addendum hereto, and all drawings, diagrams, specifications, operating data, pricing and costs and other materials furnished by either party to the other in connection therewith, and the information therein are proprietary to the disclosing party. Such materials contain trade secrets and other confidential information of the disclosing party. The receiving party may not reproduce or distribute such materials except (a) to governmental agencies for the purpose of obtaining permits under Article 5, and (b) to the receiving party's employees for the purpose of performing the receiving party's obligations under this Agreement. In the case of any of the aforementioned disclosures, the receiving party will inform its employees or governmental agencies that such information is the confidential information of the disclosing party and is to be treated accordingly. All such information (except information as may be established to be in the public domain) will be received in confidence by the receiving party, and the receiving party will exercise the same degree of care to hold such information in confidence as it uses with respect to its own trade secrets and/or confidential and proprietary information. Unless otherwise agreed to by the parties, the receiving party will keep all such information confidential for a period which will expire five (5) years after the termination date of this Agreement. Notwithstanding anything herein to the contrary, Buyer hereby grants to Seller the right to reasonably use the Supply System(s) for promotional purposes, including visits to the Supply System site(s) by Seller with third parties. Each such promotional use, however, will be subject to Buyer's approval, which approval will not be unreasonably delayed or withheld.

11. ASSIGNMENT

      Any assignment of this Agreement by either party without the prior written consent of the other party, which consent will not be unreasonably delayed or withheld, will be void; provided, however, that Seller will have the right without Buyer's consent to assign this Agreement to any affiliate of Seller, or any party obtaining all or substantially all of the business assets of Seller. If Buyer sells or otherwise transfers or conveys all or substantially all of the assets relating to the operations at Buyer's location(s), Buyer will, as a condition precedent to the closing of such sale, transfer or conveyance, require the purchaser or transferee to assume all of the rights and obligations of Buyer under this Agreement. This Agreement will inure to the benefit of, and be binding upon, the respective heirs, representatives, successors, including any by way of merger or consolidation, and permitted assigns of the parties.

12. NOTICES

      All notices, unless otherwise provided herein, will be in writing and deemed given on the date the notice is hand delivered, mailed or electronically transmitted to the receiving party at such party's Address. Either party may change its Address upon notice to the other party as set forth herein.

13. TERM

      Except as provided in Articles 3, 5 and 7 or the Rider(s), this Agreement will be in effect from the date hereof and will continue in effect thereafter as to each Rider for the period of the Basic Term, and will continue in effect thereafter as to such Rider until either party terminates such Rider effective upon the expiration of the Basic Term thereof by giving to the other party not less than [****] months prior written notice of termination with respect to such Rider or, if either party does not so terminate such Rider upon the expiration of the Basic Term thereof, such Rider will continue in effect thereafter for successive renewal terms equal to the period of the Basic Term of such Rider (the "Renewal Terms") until either party terminates such Rider effective upon the expiration of any Renewal Term by giving the other party not less than twelve (12) months prior written notice of termination with respect to such Rider.

14. DISPUTE RESOLUTION

      In the event that a party to this Agreement has reasonable grounds to believe that the other party hereto has failed to fulfill any obligation hereunder, or that its expectation of receiving due performance under this Agreement may be impaired, such party will promptly notify the other party in writing of the substance of its belief. The party receiving such notice must respond in writing within thirty (30) days of receipt of such notice and either provide evidence of cure of the condition specified, or provide an explanation of why it believes that its performance is in accordance with the terms of this Agreement, and also specify three (3) dates, all of which must be within thirty
(30) days from the date of its response, for a meeting to resolve the dispute. The claiming party will then select one (1) of the three (3) dates, and a dispute resolution meeting will be held. If the parties cannot, in good faith discussions, resolve their dispute, they will be free to pursue all remedies allowed under the law without prejudice.

15. GENERAL

      This Agreement supersedes any prior agreement or agreements between Buyer and Seller covering the supply of Product to Buyer's Location(s), but this Agreement will not be construed as a renunciation or discharge of any claim in damages for an antecedent breach. The entire agreement is contained herein and in the Rider(s). There are no other promises, representations or warranties affecting this Agreement, and any other or different terms or conditions in any purchase orders, Buyer's website agreements (including, without limitation, any terms or conditions subject to an accept button or other similar means of indicating acceptance) or other documents issued or accepted hereunder will be deemed null and void. No modification or waiver of this Agreement will bind either party unless expressly set forth in writing and manually signed and accepted by an authorized representative of the party sought to be bound by such writing. A waiver of any of the terms and conditions hereof will not be deemed a continuing waiver, but will apply solely to the instance to which the waiver is directed. Any headings contained in this Agreement are used only as a matter of convenience and reference, and are in no way intended to define, limit, expand or describe the scope of this Agreement. In the event of conflict between the terms and conditions contained in this Agreement and the Rider(s), the terms and conditions of the Rider(s) will govern. This Agreement will be governed by the laws of the State of New York.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

REPUBLIC ENGINEERED PRODUCTS LLC.             PRAXALR, INC.

                                              Submitted by:  Linda Moore

Accepted by: /s/ J.T. Kuntz                   Accepted by:  /s/ Philip J. Geyer
            ---------------------------                    ---------------------
Name: J.T. Kuntz                              Name:  Philip J. Geyer
      ---------------------------------             ----------------------------
          (printed)                                     (printed)

Title: Vice President                         Title:  Director, Merchant &
                                                      On-site Products

Date:  9/20/02                                Date: 9/23/02

                                                                  [PRAXAIR LOGO]

PRODUCT RIDER

      This Rider, dated as of July 31, 2002 (the "Effective Date"), is made a part of the agreement between Republic Engineered Products ("Buyer") and Praxair, Inc. ("Seller") numbered 720940 and dated July 31, 2002 (the "Agreement").

      As to this Rider, the following terms will have the meanings set forth below:

"Product" means liquid oxygen.

"Address" means:

      For Seller:                              For Buyer:
      Praxair, Inc.                            Republic Engineered Products LLC
      P.O.  Box 1986                           3770 Embassy Parkway
      55 Old Ridgebury Road                    Akron, Ohio 44333-8367
      Danbury, CT 06813-1986
      Attn:  Contract Administrator            Attn:  Mr. Joe Clarke
      Telephone:  (203) 837-2307 or 2082       Telephone:  330/670-3113
      Fax:  (203) 837-2538                     Fax:  330/670-7056

"Basic Term" means the period commencing on January 11, 2003 and continuing for [****] years.

"Buyer's Location" means Canton, Ohio.

"Seller's Shipping Point" means Canton, Ohio; Lorain, Ohio; Ashtabula, Ohio; and Marietta, Ohio.

"Supply System" means, as to the following Supply System(s):

                                 Pressure At                                       Peak Flow
                                Battery Limits  Average Flow     Peak Flow Rate     Duration
Item No.     Description          (psig)         Rate (cfh)          (cfh)         (hrs/day)
-------    ----------------     --------------  ------------     --------------    ----------
   1       Site 1 - Furnace        200                            200,000
   2       Site 2 - Caster         200                             30,000

The costs associated with installing each Supply System and connecting it to Buyer's Product distribution system, including, without limitation, any transportation and rigging costs, will be borne by Seller.

"Specifications" mean:

 Supply System
    Item No.             Specifications

      1                     [****]%
                                                             Liquid Oxygen Rider
                                                                          Page 1

"Prices" are:

Supply System              Charge per 100 Cubic                                    Monthly Service
 Item No.                    Feet of Product                                            Charge
-------------   ---------------------------------------------------------------    ----------------
  1             First [****]  Cubic Feet Per Month                      $[****]       $[****]
                All Over [****] Cubic Feet Per Month                    $[****]       $[****]
                Combined Volume with Supply System Item No. 2

  2             First [****] Cubic Feet Per Month                       $[****]       $[****]
                All Over [****] Cubic Feet Per Month                    $[****]       $[****]
                Combined Volume with Supply System Item No. 1

The Monthly Service Charge for each Supply System will commence on the earliest of the following dates: (a) First Delivery of Product to or from such Supply System, (b) thirty (30) days after the date such Supply System is delivered to Buyer's Location in the event Seller is delayed in tendering delivery of Product to Buyer from such Supply System and such delay is due to the acts or omissions of Buyer, or (c) thirty (30) days after the date such Supply System would have been delivered to Buyer's Location had such delivery not been delayed due to the acts or omissions of Buyer.

1. MONTHLY VOLUMES

Buyer has estimated that Buyer's monthly consumption of Product will be approximately [****] cubic feet (the "Estimated Monthly Volume"). Seller will be obligated hereunder to supply Product only up to [****]% of the Estimated Monthly Volume. Seller will supply to Buyer Product in excess of [****]% of the Estimated Monthly Volume ("Excess Product") to the extent that Seller, in its sole discretion, deems that it has Excess Product available for Buyer, and Buyer will pay Seller any additional costs incurred by Seller in supplying Excess Product to Buyer. To the extent that Buyer has requirements for Excess Product and Seller has Excess Product available for Buyer, Buyer will purchase such requirements from Seller.

2. MODIFICATIONS TO THE PRODUCT SUPPLY AGREEMENT

As to the supply of Product pursuant to this Rider, the Agreement is hereby modified as follows:

      A. The first sentence of Article 2. REQUIREMENTS is changed to the following:

      Seller will sell to Buyer, and Buyer will purchase from Seller, on the terms and conditions hereinafter set forth, Buyer's [****], in gaseous and liquid form, of Product for use at Buyer's Location(s), and if the operations at Buyer's Location(s) are expanded, then at such expanded location(s).

      B. In Article 3. PRICES AND PAYMENT, Terms of Payment will be net [****] days from date of invoice.

      C. Sentence five, "At Seller's request, and subject to Buyer's ability to do so, Seller and Buyer will utilize Electronic Data Interchange for invoicing and paying of invoices." is removed from Article 3.

      D. Paragraph two of Article 5. SUPPLY SYSTEMS AND SUPPLY SYSTEM SITES will be modified to include the following, "Seller will advise Buyer of all planned

                                                             Liquid Oxygen Rider
                                                                          Page 2
shutdowns in advance. Seller's best efforts will be made to coordinate with Buyer's downtime."

      E. Article 7. PRICE CHANGES is replaced in its entirety as follows:

      Prices may be adjusted [****] with the first adjustment no sooner than [****]. Buyer and Seller agree to negotiate in good faith the amount of the price adjustment. Should Buyer and Seller fail to agree on the amount of the adjustment, Seller will have the right to adjust the Prices by giving Buyer not less than thirty (30) days prior written notice of the effective date of such adjustment; provided, however, that if said Prices are increased and Buyer, within thirty (30) days after said notice, furnishes Seller with credible written evidence that Buyer can purchase Product to which such increased Prices apply from a responsible supplier for a specified term in like quantities at lower prices under similar terms and conditions, and Seller, within thirty (30) days thereafter, does not agree to either meet said lower prices or rescind the notice of increased Prices, Buyer will have the right within ten (10) days thereafter to terminate this Agreement as to the supply of Product for which such lower prices are offered by giving Seller not less than ten (10) days prior written notice. If Buyer exercises such right of termination, the cost of removal of the Supply System used for the supply of such Product will be borne by Buyer. If Seller agrees to meet the lower prices or rescind the notice of increased Prices, Seller may extend the term of the Rider covering such Product for a period equal to the competitive offer if the term of the offer is greater that the period remaining in the Basic Term of such Rider. If Seller does not agree to meet the lower prices or rescind the notice of increased Prices, Seller will continue to supply product to Buyer for a period of six (6) months or until advised by Buyer that the new supplier is in position to supply, whichever comes first.

      F. Monthly Service Charge will remain firm for the duration of the Basic Term.

      G. The next to last sentence of Article 8. CONTINGENCIES will be modified to read, "Buyer will pay or reimburse Seller for any additional costs incurred relating to the delivery of any Product to Buyer during a contingency upon consent of Buyer."

      H. The last sentence of Article 8 is deleted in its entirety.

      I. In Article 11, ASSIGNMENT, insert the following at the end of the first sentence after "Seller" and before the period:

      " ; and provided further that Buyer will have the right to assign this Agreement to an affiliate of Buyer upon Buyer's demonstration, to the satisfaction of Seller, that such affiliate has, and will likely maintain during the term of the Agreement, the financial resources and operational capability to perform its obligations under this Agreement"

      J. In Article 11, in the second sentence, insert after "Buyer's Location(s)" and before the comma:

      "during the first four (4) years after First Delivery"

      IN WITNESS WHEREOF, the parties have caused this Rider to be executed as of the date written above.

                                                             Liquid Oxygen Rider
                                                                          Page 3

REPUBLIC ENGINEERED PRODUCTS LLC.             PRAXALR, INC.

                                              Submitted by:  Linda Moore

Accepted by: /s/ J.T. Kuntz                   Accepted by: /s/ Philip J. Geyer
            ---------------------------                    --------------------
Name: J.T. Kuntz                              Name:  Philip J. Geyer
     ----------------------------------             ---------------------------
         (printed)                                       (printed)

Title: Vice President                         Title:  Area Director

Date:    9/20/02                              Date:    9/23/02

                                                             Liquid Oxygen Rider
                                                                          Page 4

                                                                  [PRAXAIR LOGO]

PRODUCT RIDER

      This Rider, dated as of July 31, 2002 (the "Effective Date"), is made a part of the agreement between Republic Engineered Products ("Buyer") and Praxair, Inc. ("Seller") numbered 720940 and dated July 31, 2002 (the "Agreement").

      As to this Rider, the following terms will have the meanings set forth below:

"Product" means liquid nitrogen.

"Address" means:

      For Seller:                             For Buyer:
      Praxair, Inc.                           Republic Engineered Products LLC
      P.O.  Box 1986                          3770 Embassy Parkway
      55 Old Ridgebury Road                   Akron, Ohio 44333-8367
      Danbury, CT 06813-1986
      Attn:  Contract Administrator           Attn:  Mr.  Joe Clarke
      Telephone:  (203) 837-2307 or 2082      Telephone:  330/670-3113
      Fax:  (203) 837-2538                    Fax:  330/670-7056

"Basic Term" means the period commencing on January 11, 2003 and continuing for [****] years.

"Buyer's Location" means Canton, Ohio.

"Seller's Shipping Point" means Canton, Ohio.

"Supply System" means, as to the following Supply System(s):

                               Pressure At                                         Peak Flow
Item                         Battery Limits      Average Flow     Peak Flow Rate   Duration
 No.       Description           (psig)           Rate (cfh)          (cfh)        (hrs/day)
----     ----------------    --------------      ------------     --------------   ----------
 1       Site 1 - Furnace        200                                  100,000
 2       Site 2 - Caster         200                                   30,000

The costs associated with installing each Supply System and connecting it to Buyer's Product distribution system, including, without limitation, any transportation and rigging costs, will be borne by Seller.

"Specifications" mean:

Supply System
  Item No.               Specifications

      1                       [****]%

                                                           Liquid Nitrogen Rider
                                                                          Page 1

"Prices" are:

Supply System            Charge per 100 Cubic
  Item No.                 Feet of Product       Monthly Service Charge
-------------            --------------------    ----------------------
     1                          $[****]                $[****]
     2                          $[****]                $[****]

The Monthly Service Charge for each Supply System will commence on the earliest of the following dates: (a) First Delivery of Product to or from such Supply System, (b) thirty (30) days after the date such Supply System is delivered to Buyer's Location In the event Seller is delayed in tendering delivery of Product to Buyer from such Supply System and such delay is due to the acts or omissions of Buyer, or (c) thirty (30) days after the date such Supply System would have been delivered to Buyer's Location had such delivery not been delayed due to the acts or omissions of Buyer.

1. MONTHLY VOLUMES

Buyer has estimated that Buyer's monthly consumption of Product will be approximately [****] cubic feet (the "Estimated Monthly Volume"). Seller will be obligated hereunder to supply Product only up to [****]% of the Estimated Monthly Volume. Seller will supply to Buyer Product in excess of [****]% of the Estimated Monthly Volume ("Excess Product") to the extent that Seller, in its sole discretion, deems that it has Excess Product available for Buyer, and Buyer will pay Seller any additional costs incurred by Seller in supplying Excess Product to Buyer. To the extent that Buyer has requirements for Excess Product and Seller has Excess Product available for Buyer, Buyer will purchase such requirements from Seller.

2. MODIFICATIONS TO THE PRODUCT SUPPLY AGREEMENT

As to the supply of Product pursuant to this Rider, the Agreement is hereby modified as follows:

      A. The first sentence of Article 2. REQUIREMENTS is changed to the following:

      Seller will sell to Buyer, and Buyer will purchase from Seller, on the terms and conditions hereinafter set forth, Buyer's [****], in gaseous and liquid form, of Product for use at Buyer's Location(s), and if the operations at Buyer's Location(s) are expanded, then at such expanded location(s).

      B. In Article 3. PRICES AND PAYMENT, Terms of Payment will be net [****] days from date of invoice.

      C. Sentence five, "At Seller's request, and subject to Buyer's ability to do so, Seller and Buyer will utilize Electronic Data Interchange for invoicing and paying of invoices." is removed from Article 3.

      D. Paragraph two of Article 5. SUPPLY SYSTEMS AND SUPPLY SYSTEM SITES will be modified to include the following, "Seller will advise Buyer of all planned shutdowns in advance. Seller's best efforts will be made to coordinate with Buyer's downtime."

                                                           Liquid Nitrogen Rider
                                                                          Page 2

      E. Article 7. PRICE CHANGES is replaced in its entirety as follows:

      Prices may be adjusted [****] with the first adjustment no sooner than [****]. Buyer and Seller agree to negotiate in good faith the amount of the price adjustment. Should Buyer and Seller fail to agree on the amount of the adjustment, Seller will have the right to adjust the Prices by giving Buyer not less than thirty (30) days prior written notice of the effective date of such adjustment; provided, however, that if said Prices are increased and Buyer, within thirty (30) days after said notice, furnishes Seller with credible written evidence that Buyer can purchase Product to which such increased Prices apply from a responsible supplier for a specified term in like quantities at lower prices under similar terms and conditions, and Seller, within thirty (30) days thereafter, does not agree to either meet said lower prices or rescind the notice of increased Prices, Buyer will have the right within ten (10) days thereafter to terminate this Agreement as to the supply of Product for which such lower prices are offered by giving Seller not less than ten (10) days prior written notice. If Buyer exercises such right of termination, the cost of removal of the Supply System used for the supply of such Product will be borne by Buyer. If Seller agrees to meet the lower prices or rescind the notice of increased Prices, Seller may extend the term of the Rider covering such Product for a period equal to the competitive offer if the term of the offer is greater that the period remaining in the Basic Term of such Rider. If Seller does not agree to meet the lower prices or rescind the notice of increased Prices, Seller will continue to supply product to Buyer for a period of six (6) months or until advised by Buyer that the new supplier is in position to supply, whichever comes first.

      F. Monthly Service Charge will remain firm for the duration of the Basic Term.

      G. The next to last sentence of Article 8. CONTINGENCIES will be modified to read, "Buyer will pay or reimburse Seller for any additional costs incurred relating to the delivery of any Product to Buyer during a contingency upon consent of Buyer."

      H. The last sentence of Article 8 is deleted in its entirety.

      I. In Article 11, ASSIGNMENT, insert the following at the end of the first sentence after "Seller" and before the period:

      " ; and provided further that Buyer will have the right to assign this Agreement to an affiliate of Buyer upon Buyer's demonstration, to the satisfaction of Seller, that such affiliate has, and will likely maintain during the term of the Agreement, the financial resources and operational capability to perform its obligations under this Agreement"

      J. In Article 11, in the second sentence, insert after "Buyer's Location(s)" and before the comma:

      "during the first four (4) years after First Delivery"

                                                           Liquid Nitrogen Rider
                                                                          Page 3

      IN WITNESS WHEREOF, the parties have caused this Rider to be executed as of the date written above.

REPUBLIC ENGINEERED PRODUCTS LLC.             PRAXALR, INC.

                                              Submitted by:  Linda Moore

Accepted by: /s/ J.T. Kuntz                   Accepted by:  /s/ Philip J. Geyer
            -------------------------                      ---------------------

Name: J.T. Kuntz                              Name:  Philip J. Geyer
     --------------------------------               ----------------------------
               (printed)                                    (printed)

Title: Vice President                         Title:  Area Director

Date:    9/20/02                              Date:    9/23/02

                                                           Liquid Nitrogen Rider
                                                                          Page 4

\
                                                                  [PRAXAIR LOGO]

PRODUCT RIDER

      This Rider, dated as of July 31, 2002 (the "Effective Date"), is made a part of the agreement between Republic Engineered Products ("Buyer") and Praxair, Inc. ("Seller") numbered 720940 and dated July 31, 2002 (the "Agreement").

      As to this Rider, the following terms will have the meanings set forth below:

"Product" means liquid argon.

"Address" means:

      For Seller:                             For Buyer:
      Praxair, Inc.                           Republic Engineered Products LLC
      P.O.  Box 1986                          3770 Embassy Parkway
      55 Old Ridgebury Road                   Akron, Ohio 44333-8367
      Danbury, CT 06813-1986
      Attn:  Contract Administrator           Attn:  Mr.  Joe Clarke
      Telephone:  (203) 837-2307 or 2082      Telephone:  330/670-3113
      Fax:  (203) 837-2538                    Fax:  330/670-7056

"Basic Term" means the period commencing on January 11, 2003 and continuing for [****] years.

"Buyer's Location" means Canton, Ohio.

"Seller's Shipping Point" means Canton, Ohio.

"Supply System" means, as to the following Supply System(s):

                                  Pressure At                                                Peak Flow
Item                            Battery Limits      Average Flow       Peak Flow Rate        Duration
 No.         Description          (psig)             Rate (cfh)            (cfh)             (hrs/day)
----       ---------------      --------------      ------------       --------------        ---------
  1        Site 2 - Caster           300                                  60,000

The costs associated with installing each Supply System and connecting it to Buyer's Product distribution system, including, without limitation, any transportation and rigging costs, will be borne by Seller.

"Specifications" mean:

 Supply System
  Item No.              Specifications

      1                    [****]%

                                                              Liquid Argon Rider
                                                                          Page 1

"Prices" are:

Supply System               Charge per 100 Cubic
 Item No.                     Feet of Product           Monthly Service Charge
-------------               --------------------        ----------------------
    1                             $[****]                   $[****]

The Monthly Service Charge for each Supply System will commence on the earliest of the following dates: (a) First Delivery of Product to or from such Supply System, (b) thirty (30) days after the date such Supply System is delivered to Buyer's Location in the event Seller is delayed in tendering delivery of Product to Buyer from such Supply System and such delay is due to the acts or omissions of Buyer, or (c) thirty (30) days after the date such Supply System would have been delivered to Buyer's Location had such delivery not been delayed due to the acts or omissions of Buyer.

1. MONTHLY VOLUMES

Buyer has estimated that Buyer's monthly consumption of Product will be approximately [****] cubic feet (the "Estimated Monthly Volume"). Seller will be obligated hereunder to supply Product only up to [****]% of the Estimated Monthly Volume. Seller will supply to Buyer Product in excess of [****]% of the Estimated Monthly Volume ("Excess Product") to the extent that Seller, in its sole discretion, deems that it has Excess Product available for Buyer, and Buyer will pay Seller any additional costs incurred by Seller in supplying Excess Product to Buyer. To the extent that Buyer has requirements for Excess Product and Seller has Excess Product available for Buyer, Buyer will purchase such requirements from Seller.

2. MODIFICATIONS TO THE PRODUCT SUPPLY AGREEMENT

As to the supply of Product pursuant to this Rider, the Agreement is hereby modified as follows:

      A. The first sentence of Article 2. REQUIREMENTS is changed to the following:

      Seller will sell to Buyer, and Buyer will purchase from Seller, on the terms and conditions hereinafter set forth, Buyer's [****], in gaseous and liquid form, of Product for use at Buyer's Location(s), and if the operations at Buyer's Location(s) are expanded, then at such expanded location(s).

      B. In Article 3. PRICES AND PAYMENT, Terms of Payment will be net [****] days from date of invoice.

      C. Sentence five, "At Seller's request, and subject to Buyer's ability to do so, Seller and Buyer will utilize Electronic Data Interchange for invoicing and paying of invoices." is removed from Article 3.

      D. Paragraph two of Article 5. SUPPLY SYSTEMS AND SUPPLY SYSTEM SITES will be modified to include the following, "Seller will advise Buyer of all planned shutdowns in advance. Seller's best efforts will be made to coordinate with Buyer's downtime."

                                                              Liquid Argon Rider
                                                                          Page 2

      E. Article 7. PRICE CHANGES is replaced in its entirety as follows:

      Prices may be adjusted [****] with the first adjustment no sooner than [****]. Buyer and Seller agree to negotiate in good faith the amount of the price adjustment. Should Buyer and Seller fail to agree on the amount of the adjustment, Seller will have the right to adjust the Prices by giving Buyer not less than thirty (30) days prior written notice of the effective date of such adjustment; provided, however, that if said Prices are increased and Buyer, within thirty (30) days after said notice, furnishes Seller with credible written evidence that Buyer can purchase Product to which such increased Prices apply from a responsible supplier for a specified term in like quantities at lower prices under similar terms and conditions, and Seller, within thirty (30) days thereafter, does not agree to either meet said lower prices or rescind the notice of increased Prices, Buyer will have the right within ten (10) days thereafter to terminate this Agreement as to the supply of Product for which such lower prices are offered by giving Seller not less than ten (10) days prior written notice. If Buyer exercises such right of termination, the cost of removal of the Supply System used for the supply of such Product will be borne by Buyer. If Seller agrees to meet the lower prices or rescind the notice of increased Prices, Seller may extend the term of the Rider covering such Product for a period equal to the competitive offer if the term of the offer is greater that the period remaining in the Basic Term of such Rider. If Seller does not agree to meet the lower prices or rescind the notice of increased Prices, Seller will continue to supply product to Buyer for a period of six (6) months or until advised by Buyer that the new supplier is in position to supply, whichever comes first.

      F. Monthly Service Charge will remain firm for the duration of the Basic Term.

      G. The next to last sentence of Article 8. CONTINGENCIES will be modified to read, "Buyer will pay or reimburse Seller for any additional costs incurred relating to the delivery of any Product to Buyer during a contingency upon consent of Buyer."

      H. The last sentence of Article 8 is deleted in its entirety.

      I. In Article 11, ASSIGNMENT, insert the following at the end of the first sentence after "Seller" and before the period:

      " ; and provided further that Buyer will have the right to assign this Agreement to an affiliate of Buyer upon Buyer's demonstration, to the satisfaction of Seller, that such affiliate has, and will likely maintain during the term of the Agreement, the financial resources and operational capability to perform its obligations under this Agreement"

      J. In Article 11, in the second sentence, insert after "Buyer's Location(s)" and before the comma:

      "during the first four (4) years after First Delivery"

                                                              Liquid Argon Rider
                                                                          Page 3

      IN WITNESS WHEREOF, the parties have caused this Rider to be executed as of the date written above,

REPUBLIC ENGINEERED PRODUCTS LLC.             PRAXALR, INC.

                                              Submitted by:  Linda Moore

Accepted by: /s/ J.T. Kuntz                   Accepted by:  /s/ Philip J. Geyer
            --------------------------                     ---------------------
Name: J.T. Kuntz                              Name:  Philip J. Geyer
      --------------------------------               ---------------------------
             (printed)                                       (printed)

Title: Vice President                         Title:  Area Director

Date:    9/20/02                              Date:    9/23/02

                                                              Liquid Argon Rider
                                                                          Page 4

                                                                  [PRAXAIR LOGO]

PRODUCT RIDER

      This Rider, dated as of July 31, 2002 (the "Effective Date"), is made a part of the agreement between Republic Engineered Products ("Buyer") and Praxair, Inc. ("Seller") numbered 720940 and dated July 31, 2002 (the "Agreement").

      As to this Rider, the following terms will have the meanings set forth below:

"Product" means liquid argon.

"Address" means:

      For Seller:                             For Buyer:
      Praxair, Inc.                           Republic Engineered Products LLC
      P.O.  Box 1986                          3770 Embassy Parkway
      55 Old Ridgebury Road                   Akron, Ohio 44333-8367
      Danbury, CT 06813-1986
      Attn:  Contract Administrator           Attn:  Mr.  Joe Clarke
      Telephone:  (203) 837-2307 or 2082      Telephone:  330/670-3113
      Fax:  (203) 837-2538                    Fax:  330/670-7056

"Basic Term" means the period commencing on October 1, 2002 and continuing for [****] years.

"Buyer's Location" means Canton, Ohio.

"Seller's Shipping Point" means Canton, Ohio.

"Supply System" means, as to the following Supply System(s):

Item
 No.         Description
----     ------------------------
 1       Melt Shop - PX # 0100953               300        60,000

"Specifications" mean:

Supply System
  Item No.             Specifications

     1                    [****]%

"Prices" are:

Supply System                Charge per 100 Cubic
 Item No.                      Feet of Product         Monthly Service Charge
-------------                --------------------      ----------------------
    1                               $[****]                 $[****]

                                                              Liquid Argon Rider
                                                                          Page 1

1. MONTHLY VOLUMES

Buyer has estimated that Buyer's monthly consumption of Product will be approximately [****] cubic feet (the "Estimated Monthly Volume"). Seller will be obligated hereunder to supply Product only up to [****]% of the Estimated Monthly Volume. Seller will supply to Buyer Product in excess of [****]% of the Estimated Monthly Volume ("Excess Product") to the extent that Seller, in its sole discretion, deems that it has Excess Product available for Buyer, and Buyer will pay Seller any additional costs incurred by Seller in supplying Excess Product to Buyer. To the extent that Buyer has requirements for Excess Product and Seller has Excess Product available for Buyer, Buyer will purchase such requirements from Seller.

2. MODIFICATIONS TO THE PRODUCT SUPPLY AGREEMENT

As to the supply of Product pursuant to this Rider, the Agreement is hereby modified as follows:

      A. The first sentence of Article 2. REQUIREMENTS is changed to the following:

     Seller will sell to Buyer, and Buyer will purchase from Seller, on the terms and conditions hereinafter set forth, Buyer's [****], in gaseous and liquid form, of Product for use at Buyer's Location(s), and if the operations at Buyer's Location(s) are expanded, then at such expanded location(s).

      B. In Article 3. PRICES AND PAYMENT, Terms of Payment will be net [****] days from date of invoice.

      C. Sentence five, "At Seller's request, and subject to Buyer's ability to do so, Seller and Buyer will utilize Electronic Data Interchange for invoicing and paying of invoices." is removed from Article 3.

      D. Paragraph two of Article 5. SUPPLY SYSTEMS AND SUPPLY SYSTEM SITES will be modified to include the following, "Seller will advise Buyer of all planned shutdowns in advance. Seller's best efforts will be made to coordinate with Buyer's downtime."

      E. Article 7. PRICE CHANGES is replaced in its entirety as follows:

      Prices may be adjusted [****] with the first adjustment no sooner than [****]. Buyer and Seller agree to negotiate in good faith the amount of the price adjustment. Should Buyer and Seller fail to agree on the amount of the adjustment, Seller will have the right to adjust the Prices by giving Buyer not less than thirty (30) days prior written notice of the effective date of such adjustment; provided, however, that if said Prices are increased and Buyer, within thirty (30) days after said notice, furnishes Seller with credible written evidence that Buyer can purchase Product to which such increased Prices apply from a responsible supplier for a specified term in like quantities at lower prices under similar terms and conditions, and Seller, within thirty (30) days thereafter, does not agree to either meet said lower prices or rescind the notice of increased Prices. Buyer will have the right within ten (10) days thereafter to terminate this Agreement as to the supply of Product for which such lower prices are offered by giving Seller not less than ten (10) days prior written notice. If Buyer exercises such right of termination, the cost of removal of the Supply System used for the supply of such Product will be borne by Buyer. If Seller agrees to meet the lower prices or rescind the notice of increased Prices, Seller may extend the term of the Rider

                                                              Liquid Argon Rider
                                                                          Page 2
covering such Product for a period equal to the competitive offer if the term of the offer is greater that the period remaining in the Basic Term of such Rider. If Seller does not agree to meet the lower prices or rescind the notice of increased Prices, Seller will continue to supply product to Buyer for a period of six (6) months or until advised by Buyer that the new supplier is in position to supply, whichever comes first.

      F. Monthly Service Charge will remain firm for the duration of the Basic Term.

      G. The next to last sentence of Article 8. CONTINGENCIES will be modified to read, "Buyer will pay or reimburse Seller for any additional costs incurred relating to the delivery of any Product to Buyer during a contingency upon consent of Buyer."

      H. The last sentence of Article 8 is deleted in its entirety.

      I. In Article 11, ASSIGNMENT, insert the following at the end of the first sentence after "Seller" and before the period:

      " ; and provided further that Buyer will have the right to assign this Agreement to an affiliate of Buyer upon Buyer's demonstration, to the satisfaction of Seller, that such affiliate has, and will likely maintain during the term of the Agreement, the financial resources and operational capability to perform its obligations under this Agreement"

      J. In Article 11, in the second sentence, insert after "Buyer's Location(s)" and before the comma:

      "during the first four (4) years after First Delivery"

      IN WITNESS WHEREOF, the parties have caused this Rider to be executed as of the date written above,

REPUBLIC ENGINEERED PRODUCTS LLC.             PRAXALR, INC.

                                              Submitted by:  Linda Moore

Accepted by: /s/ J.T. Kuntz                   Accepted by: /s/ Philip J. Geyer
            --------------------------                     ---------------------
Name: J.T. Kuntz                              Name: Philip J. Geyer
      --------------------------------              ----------------------------
                (printed)                                (printed)

Title: Vice President                         Title:  Director, Merchant &
                                                      On-Site Products

Date:    10/9/02                              Date:    10/18/02

                                                              Liquid Argon Rider
                                                                          Page 3

                                                                  [PRAXAIR LOGO]

PRODUCT RIDER

      This Rider, dated as of March 26, 2004 (the "Effective Date"), is made a part of the Agreement between Republic Engineered Products ("Buyer") and Praxair, Inc. ("Seller") numbered 720940 and dated July 31, 2002 (the "Agreement").

      As to this Rider, the following terms will have the meanings set forth below:

"Product" means oxygen.

"Address" means:

      For Seller:                             For Buyer:
      Praxair, Inc.                           Republic Engineered Products LLC
      P.O.  Box 1986                          3770 Embassy Parkway
      55 Old Ridgebury Road                   Akron, Ohio 44333-8367
      Danbury, CT 06813-1986
      Attn:  Contract Administrator           Attn:  Mr.  Joe Clarke
      Telephone:  (203) 837-2307 or 2082      Telephone:  330/670-3113
      Fax:  (203) 837-2538                    Fax:  330/670-7056

"Basic Term" means the period commencing on the Effective Date and continuing until [****].

"Buyer's Location" means Canton, Ohio.

"Seller's Shipping Point" means Canton.

"Supply System" means, as to the following Supply System(s):

                                       Pressure At                                       Peak Flow
Item                                 Battery Limits     Average Flow     Peak Flow       Duration
 No.         Description                (psig)           Rate (cfh)      Rate (cfh)      (hrs/day)
----      ---------------------      --------------     ------------     ----------      ---------
 1        Product Supply System           100              5000

The costs associated with installing each Supply System and connecting it to Buyer's Product distribution system, including, without limitation, any transportation and rigging costs, will be borne by Seller.

"Specifications" mean:

Supply System
  Item No.              Specifications

     1                     [****]%

                                                                    Oxygen Rider
                                                                          Page 1

"Prices" are:

Supply System            Charge per 100 Cubic
 Item No.                  Feet of Product             Monthly Service Charge
-------------            --------------------          ----------------------
    1                          $[****]                       $[****]

The Monthly Service Charge for each Supply System will commence on the earliest of the following dates: (a) First Delivery of Product to or from such Supply System, (b) thirty (30) days after the date such Supply System is delivered to Buyer's Location in the event Seller is delayed in tendering delivery of Product to Buyer from such Supply System and such delay is due to the acts or omissions of Buyer, or (c) thirty (30) days after the date such Supply System would have been delivered to Buyer's Location had such delivery not been delayed due to the acts or omissions of Buyer.

1. MONTHLY VOLUMES

Buyer has estimated that Buyer's monthly consumption of Product will be approximately [****] cubic feet (the "Estimated Monthly Volume"). Seller will be obligated hereunder to supply Product only up to [****]% of the Estimated Monthly Volume. Seller will supply to Buyer Product in excess of [****]% of the Estimated Monthly Volume ("Excess Product") to the extent that Seller, in its sole discretion, deems that it has Excess Product available for Buyer, and Buyer will pay Seller any additional costs incurred by Seller in supplying Excess Product to Buyer. To the extent that Buyer has requirements for Excess Product and Seller has Excess Product available for Buyer, Buyer will purchase such requirements from Seller.

2. MODIFICATIONS TO THE PRODUCT SUPPLY AGREEMENT

As to the supply of Product pursuant to this Rider, the Agreement is hereby modified as follows:

      A. The first sentence of Article 2. REQUIREMENTS is changed to the following:

      Seller will sell to Buyer, and Buyer will purchase from Seller, on the terms and conditions hereinafter set forth, Buyer's [****], in gaseous and liquid form, of Product for use at Buyer's Location(s), and if the operations at Buyer's Location(s) are expanded, then at such expanded location(s).

      B. In Article 3. PRICES AND PAYMENT, Terms of Payment will be net [****] days from date of invoice.

      C. Sentence five, "At Seller's request, and subject to Buyer's ability to do so, Seller and Buyer will utilize Electronic Data Interchange for invoicing and paying of invoices." is removed from Article 3.

      D. Paragraph two of Article 5. SUPPLY SYSTEMS AND SUPPLY SYSTEM SITES will be modified to include the following, "Seller will advise Buyer of all planned shutdowns in advance. Seller's best efforts will be made to coordinate with Buyer's downtime."

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

      E. Article 7. PRICE CHANGES is replaced in its entirety as follows:

      Prices may be adjusted [****] with the first adjustment no sooner than [****]. Buyer and Seller agree to negotiate in good faith the amount of the price adjustment. Should Buyer and Seller fail to agree on the amount of the adjustment, Seller will have the right to adjust the Prices by giving Buyer not less than thirty (30) days prior written notice of the effective date of such adjustment; provided, however, that if said Prices are increased and Buyer, within thirty (30) days after said notice, furnishes Seller with credible written evidence that Buyer can purchase Product to which such increased Prices apply from a responsible supplier for a specified term in like quantities at lower prices under similar terms and conditions, and Seller, within thirty (30) days thereafter, does not agree to either meet said lower prices or rescind the notice of increased Prices, Buyer will have the right within ten (10) days thereafter to terminate this Agreement as to the supply of Product for which such lower prices are offered by giving Seller not less than ten (10) days prior written notice. If Buyer exercises such right of termination, the cost of removal of the Supply System used for the supply of such Product will be borne by Buyer. If Seller agrees to meet the lower prices or rescind the notice of increased Prices, Seller may extend the term of the Rider covering such Product for a period equal to the competitive offer if the term of the offer is greater that the period remaining in the Basic Term of such Rider. If Seller does not agree to meet the lower prices or rescind the notice of increased Prices, Seller will continue to supply product to Buyer for a period of six (6) months or until advised by Buyer that the new supplier is in position to supply, whichever comes first.

      F. Monthly Service Charge will remain firm for the duration of the Basic Term.

      G. The next to last sentence of Article 8. CONTINGENCIES will be modified to read, "Buyer will pay or reimburse Seller for any additional costs incurred relating to the delivery of any Product to Buyer during a contingency upon consent of Buyer."

      H. The last sentence of Article 8 is deleted in its entirety.

      I. In Article 11, ASSIGNMENT, insert the following at the end of the first sentence after "Seller" and before the period:

      " ; and provided further that Buyer will have the right to assign this Agreement to an affiliate of Buyer upon Buyer's demonstration, to the satisfaction of Seller, that such affiliate has, and will likely maintain during the term of the Agreement, the financial resources and operational capability to perform its obligations under this Agreement"

      J. In Article 11, in the second sentence, insert after "Buyer's Location(s)" and before the comma:

      "during the first four (4) years after First Delivery"

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      IN WITNESS WHEREOF, the parties have caused this Rider to be executed as of the date written above.

REPUBLIC ENGINEERED PRODUCTS, INC.            PRAXALR, INC.

                                              Submitted by:  Howard R. Horn

Accepted by: /s/ John B. George               Accepted by:  /s/ Walter W. Cox
            -----------------------                        ---------------------

Name: John B. George                          Name:  Walter W. Cox
      -----------------------------                 ----------------------------
               (printed)                                 (printed)

Title: Vice President of Purchasing           Title:  Director, Merchant &
                                                      On-site Products

Date:    4/28/04                              Date:    05/06/04

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